                                     [LOGO]

                        Island Group Administration, Inc.
                                 3 Toilsome Lane
                                P.O. Drawer 5039
                          East Hampton, New York 11937
                   PHONE: (516) 324-2306 o FAX: (516) 324-7021
                                 1-800-926-2306

                               LETTER OF AGREEMENT
                                     BETWEEN
                        ISLAND GROUP ADMINISTRATION, INC.
                                       AND
                           CDS HEALTH MANAGEMENT, INC.

This Letter of Agreement, entered into this 1st day of January, 1998 will confirm an agreement between Island Group Administration, Inc. and CDS Health Management, Inc. for treatments rendered as a provider for our plans.

The terms of the Agreement are as follows:

                Reimbursement will be * U & C as per Exhibit A.

Island Group Administration, Inc. will designate CDS Health Management, Inc. as a Participating Provider of the Island Group Participating Provider Organization and will inform Island Group clients of such.

Island Group Administration, Inc. will ensure that payment is made to CDS Health Management, Inc. in a timely manner and in accordance with Exhibit A.

This Agreement shall be in full force and effect for a period of one (1) year commencing on the date first written above and shall automatically renew for subsequent twelve (12) month periods unless terminated by either party as provided for herein. This Agreement is cancellable by either party, with or without cause, with sixty (60) days written notice.

/s/ Lynn Kaplan                                              /s/ Ronald G. Hersch
---------------------------------------------------          --------------------------------------------------------
Signature (for Island Group)                                 Signature (for CDS Health Management, Inc.)


Lynn Kaplan                                                  Ronald G. Hersch
---------------------------------------------------          --------------------------------------------------------
Print Name                                                   Print Name


Exec VP                                                      President
---------------------------------------------------          --------------------------------------------------------
Title of Officer                                             Title of Officer


1/1/98                                                       1/1/98
---------------------------------------------------          --------------------------------------------------------


---------------------------------------------------          --------------------------------------------------------
Date                                                         Date

* Confidential treatment requested portions of this document have been omitted by blocking out the relevant text pursuant to an application for confidential treatment. Such blocked out omissions have been filed seperately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange.
                                     [LOGO}

                                 3 Toilsome Lane
                                P.O. Drawer 5039
                          East Hampton, New York 11937
                   PHONE: (516) 324-2306 o FAX: (516) 324-7021
                                 1-800-926-2306

                APPLICATION FOR ISLAND GROUP ADMINISTRATION, INC.
                         PARTICIPATING PROVIDER NETWORK

1.   All information should be typed or neatly printed.

2. If more space is needed, attach additional sheets and make reference to the question to which you are replying.

******************************************************************************
                          PERSONAL IDENTIFICATION DATA

Name in Full               CDS Health Management, Inc.
Date of Application                  12/12/97

                       Office Address (List additional locations on back)
                           2373 Horseshoe Drive South

  Naples                                 FL                         34104-6103
  (City)                              (State)                       (Zip Code)

Billing Address (if different)          same

Appointment Phone (800) 441-7307                  Billing Phone 800-441-7307
                  --------------                                ------------

Fax (941) 403-4306

Social Security #                                 UPIN #
Federal I.D. # 65-0760349                         Medicare Prov. # 0925330001
              -----------                                        ------------


PROFESSIONAL DATA

A.       SPECIALTY      Diabetes Supplies                     SUBSPECIALTY
         Group Name

B.       LICENSURES  (Specify Profession)
         Attach Copies:
         State         License #    N/A                       Expiration Date
               --------         ------------------------------
         State         License #    N/A                       Expiration Date
               --------         ------------------------------
         State         License #    N/A                       Expiration Date
               --------         ------------------------------
         DEA Reg. #                                           Expiration Date
                   -------------------------------------------

C. Please answer each of the following questions completely. If the answer to any of them is yes, please provide full explanation of the details on a separate sheet.

         1. Have any disciplinary actions been initiated or are any pending against you by any state licensure board? Yes No X
                                                     -----   -----

         2. Has your license to practice in any state ever been limited,
            suspended, denied or revoked? Yes     No  X
                                             -----  -----

         3. Has your DEA registration ever been limited, suspended, denied or
            revoked? Yes     No  X
                        -----  -----

         4. Have you ever been suspended, sanctioned or otherwise restricted from participating in any private, federal or state health insurance
            program (for example, Medicare, Medicaid)? Yes     No  X
                                                          -----  -----

         5. Have you ever been convicted of a criminal offense?
            Yes     No  X
               -----  -----

         6. Have you ever lost or been suspended from hospital staff privileges?
            Yes     No  X
               -----  -----



 /s/ Ronald G. Hersch as President                          December 12, 1997
--------------------------------------------------------------------------------
         SIGNATURE                                                DATE

PLEASE ATTACH A COPY OF YOUR:       CURRICULUM VITAE INSTITUTIONAL AFFILIATIONS
                                    BOARD CERTIFICATIONS LICENSES MALPRACTICE
                                    INSURANCE INFORMATION

                       Island Group Administration, Inc.
                                3 Toilsome Lane
                               P.O. Drawer 5039
                         East Hampton, New York 11937
                  PHONE: (516) 324-2306 o FAX: (516) 324-7021
                                1-800-926-2306

                   PARTICIPATING PROVIDER NETWORK APPLICATION
 ******************************************************************************

                          TO BE COMPLETED BY PROVIDER


__X__  YES,       I WISH TO BECOME A PARTICIPATING PROVIDER FOR ISLAND
                  GROUP ADMINISTRATION, INC.'S SELF FUNDED PLANS. PLEASE
                  CONSIDER THIS AS MY LETTER OF INTENT.

______ NO,        I DO NOT WISH TO BE LISTED AS A PARTICIPATING PROVIDER.

NAME (PLEASE PRINT)                CDS Health Management, Inc.
                          ---------------------------------------------------------------
NAME OF GROUP
                          ---------------------------------------------------------------
OTHERS IN GROUP
                          ---------------------------------------------------------------

                          ---------------------------------------------------------------

SPECIALTY/SUB SPECIALTY            Diabetes Supplies
                          ---------------------------------------------------------------
PHONE NUMBER             941-403-0500 ext. 225               FAX NUMBER  941-403-4306
              ---------------------------------------------              ----------------
ADDRESS (BILLING)                  2373 Horseshoe Drive South
                          ---------------------------------------------------------------
ADDRESS (OFFICE)                   Naples, FL.  34104
                          ---------------------------------------------------------------
                                   same
                          ---------------------------------------------------------------
                          (PLACE OTHER OFFICE ADDRESSES/PHONES ON BACK)

OFFICE CONTACT PERSON AND TITLE        Ronald G. Hersch, President
                                   ------------------------------------------------------

ANY PERTINENT INFORMATION REGARDING YOUR OFFICE OR PRACTICE
         We are a national supply company - shipping 2 day through priority mail
-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------

                  SIGNATURE(S)                          /s/ Ronald G. Hersch as President
                                                    -------------------------------------
                  DESIGNATION (MD, CD, etc.)            N.A.
                                                    -------------------------------------
                  DATE:        12-12-97
                        ---------------
                  FEDERAL TAX ID (EIN#)                 65-0760349
                                                    -------------------------------------

**PLEASE ATTACH CURRENT LICENSE(S), BOARD CERTIFICATION(S), ACCREDITATION(S), CURRICULUM VITAE AND MALPRACTICE
INSURANCE.

                                     [LOGO]

OTHER PLANS YOU ACCEPT (EMPIRE, CHOICE CARE, J.J. NEWMAN, etc.)


             Multiplan, Managed Care, Inc., WPPN, BPA, Intergroup
    ----------------------------------------------------------------------------

    ----------------------------------------------------------------------------




PLEASE NOTE:     TERMINATION WILL BE BY MUTUAL AGREEMENT AND WITH A 60 DAY
                 NOTICE IN ORDER TO NOTIFY CLIENTS AND YOUR PATIENTS.


PLEASE MAIL TO:

                        ISLAND GROUP ADMINISTRATION, INC.
                                P.O. DRAWER 5039
                          EAST HAMPTON, NEW YORK 11937

                            ATTENTION: LYNN R. KAPLAN






                                     [LOGO]

                          CDS Health Management , Inc.
                        Island Group Administration, Inc.

-------------------- ------------------------------------------------------------ ----------- ----------- ------------
GROUP                ITEM                                                         CPT            U & C      * Disc.
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Battery              BAT - ACC. EASY BATTERY SET (2/SET) A544                     A4254            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Battery              BAT - ACCUCHEK III BATTERY SET (2/SET) A544                  A4254            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Battery              BAT - ELITE BATTERY SET (2/SET) CR2032                       A4254            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Battery              BAT - TRACER II BATTERY SET (2/SET) CR2032                   A4254            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Battery              BAT - METER BATTERY "J" CELL                                 A4254            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Battery              BAT - ADVANTAGE BATTERY SET (2/SET) 2450                     A4254            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Battery              BAT - INSTANT BATTERY (EACH) [NEED 4/METER]                  A4254            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
CTS                  CTS - ACCUCHEK II & III CONTROL SOLUTION                     A4256            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
CTS                  CTS - ADVANTAGE CONTROL SOLUTION                             A4256            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
CTS                  CTS - DIASCAN CONTROL SOLUTION                               A4256            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
CTS                  CTS - EASY CONTROL SOLUTION                                  A4256            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
CTS                  CTS - INSTANT CONTROL SOLUTION                               A4256            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
CTS                  CTS - ONE TOUCH CONTROL SOLUTION                             A4256            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
CTS                  CTS - PRESTIGE CONTROL SOLUTION                              A4256            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
CTS                  CTS - SURESTEP CONTROL SOLUTION                              A4256            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
CTS                  CTS - ULTRA CONTROL SOLUTION                                 A4256            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Misc        INFDZ - DISETRONIC 3 ML GLASS CARTRIDGE 300.0216             A4232            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Misc        INFMZ - MMT-103 3.0 ML RESERVOIRS 24/                        A4232            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Misc        INFMZ - MMT-104 BATTERY PACK 9/                              E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Misc        INFZ - OPSITE IV-3000 100/                                   K0257            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Misc        INFZ - SKIN PREP WIPES 4204.00 50/                           E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Misc        INFZ - TEGADERM TRANSPARENT DRESSING #1624W                  K0257            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Misc        INFZ - ADVANTA JET CAPS                                      A4210            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Misc        INFZ - POLYSKIN II TRANSPARENT TAPE DRESSING                 K0257            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Misc        INFZ - IV PREP PADS 4210.00 50/                              E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INF - PURELINE COMFORT 23" 10/                               A4230            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INF - PURELINE COMFORT 43"                                   A4230            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFD - CLASSIC 31" (80CM) 300.0247                           A4231            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFD - CLASSIC 43" (110 CM) 300.0248                         A4231            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFD - TENDER 2 31" (80 CM) 20/ 300.0263                     A4230            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFD - TENDER 2 43" (110 CM) 20/ 300.0264                    A4230            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFM - MMT-106 BENT NEEDLE 42" 24/                           A4231            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFM - MMT-111 SOF-SET 42" 24/                               A4230            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFM - MMT-115 SOF-SET QUICK RELEASE 42" 12/                 A4230            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFM - MMT-116 SOF-SET QUICK RELEASE 24"                     A4230            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFM - MMT-133 STRAIGHT NEEDLE                               A4231            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Infusion Sets        INFM - MMT-165 BENT NEEDLE QR 42" 24/                        A4231            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS-HUMULIN 50/50 (VIAL)                                     J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

Insulin              INS-HUMULIN 70/30 (VIAL)                                     J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS-HUMULIN L (VIAL)                                         J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS-HUMULIN N (VIAL)                                         J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS-HUMULIN R (VIAL)                                         J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS-HUMULIN U (VIAL)                                         J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS-ILETIN I L (VIAL)                                        J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS - ILETIN I N (VIAL)                                      J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS - ILETIN I R (VIAL)                                      J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS - NOVOLIN 70/30 (VIAL)                                   J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS - NOVOLIN L (VIAL)                                       J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS - NOVOLIN N (VIAL)                                       J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS - NOVOLIN R (VIAL)                                       J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Insulin              INS - VELOSULIN BR (VIAL)                                    J1820            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - COMFORT TOUCH LANCETS 100'S                            A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - COMFORT TOUCH LANCETS 200'S                            A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - GLUCOSYSTEM LANCETS 100'S                              A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - MONOLET LANCETS 100'S                                  A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - MONOLET LANCETS 200'S                                  A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - PENLET II LANCETS 200'S                                A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - SOFT TOUCH LANCETS 100'S                               A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - LANCETS (100/BOX)                                      A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - LANCETS (200/BOX)                                      A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - BD ULTRAFINE LANCETS 100'S                             A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - CLEANLET XL LANCETS 100/                               A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - CLEANLET LANCETS FOR KIDS 100/                         A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancets              LCT - SOFTCLIX LANCETS 100'S                                 A4259            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancing Device       LD - AUTOLET LITE KIT                                        A4258            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancing Device       LD - BD AUTOLANCE                                            A4258            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancing Device       LD - GLUCOLET II                                             A4258            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancing Device       LD - PENLET II                                               A4258            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancing Device       LD - DIALET LANCING DEVICE                                   A4258            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancing Device       LD - LANCING DEVICE (STANDARD LANCETS)                       A4258            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancing Device       LD - SOFT TOUCH II                                           A4258            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Lancing Device       LD - SOFTCLIX                                                A4258            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - ACCUCHECK III                                        E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - ADVANTAGE                                            E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - DIASCAN                                              E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - DIASCAN PARTNER                                      E0609            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - EASY                                                 E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - ELITE                                                E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - ENCORE                                               E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - INSTANT                                              E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - MEDISENSE 2                                          E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - ONE TOUCH BASIC                                      E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - PRESTIGE                                             E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - PRECISION QID                                        E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Meter                METER - SURESTEP                                             E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

Meter                METER - ULTRA PLUS                                           E0607            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Misc                 MSC - ALCOHOL SWABS 100'S                                    A4245            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Misc                 MSC - ALCOHOL SWABS 200'S                                    A4245            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  INS - CARTRIDGES HUM 70/30 (5-PACK)                          E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  INS - CARTRIDGES HUM N (5-PACK)                              E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  INS - CARTRIDGES HUM R (5-PACK)                              E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  INS - CARTRIDGES NOV 70/30 (5-PACK)                          E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  INS - CARTRIDGES NOV N (5-PACK)                              E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  INS - CARTRIDGES NOV R (5-PACK)                              E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  PEN NEEDLES - BD UF SHORT                                    A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  PEN NEEDLES - NOVOFINE 100/                                  A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  PEN - BD PEN INSULIN DELIVERY DEVICE                         E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  PEN - NOVOPEN INSULIN DELIVERY DEVICE                        E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  INS - PREFILLED SYRINGES NOV 70/30 (5-PACK)                  E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  INS - PREFILLED SYRINGES NOV N (5-PACK)                      E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Pen                  INS - PREFILLED SYRINGES NOV R (5-PACK)                      E1399            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - ADVANTAGE 50'S                                      A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - CHEMSTRIPS BG 50'S                                  A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - DIASCAN 50/                                         A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - EASY 50'S                                           A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - ELITE 50'S                                          A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - ENCORE 50'S                                         A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - EXACTECH 50'S                                       A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - GLUCOFILM 50'S [GLUC III]                           A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - INSTANT 50'S                                        A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - ONE TOUCH 50/ [MED]                                 A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - ONE TOUCH 50'S [PRV]                                A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - PRESTIGE 50/                                        A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - [MEDISENSE 2 50'S]                                  A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - PRECISION QID 50'S                                  A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - EXACTECJ RSG 50/                                    A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - GLUCOSTIX 50'S [GLUC II]                            A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - SURESTEP 50'S                                       A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - TRACER 50'S                                         A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Strips               STRIPS - ULTRA 50'S                                          A4253            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - BD 1 CC 27G 100/                                       A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - B-D 28G MICROFINE IV 1 CC 100/                         A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - B-D 28G MICROFINE IV1/2CC 100/                         A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - B-D 28G MICROFINE IV 3/10 CC 100/                      A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - B-D 29G ULTRAFINE 1 CC 100/                            A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - B-D 29G ULTRAFINE1/2CC Regular 100/                    A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - B-D 29G ULTRAFINE 3/10 CC Regular 100/                 A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - BD UF SHORT1/2CC 100/                                  A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - BD UF SHORT 3/10 CC 100/                               A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - MONOJECT 28 GA 1 CC 100/                               A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - MONOJECT 1 CC 29ga 100/                                A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - MONOJECT1/2CC 29ga 100/                                A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.

Syringes             SYR - TERUMO 1 CC 27G 100/                                   A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - TERUMO1/2CC 27G 100/                                   A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - TERUMO 1 CC 29G 100/                                   A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Syringes             SYR - TERUMO1/2CC 29G 100/                                   A4206            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Urine Strips         URINE STRIPS - CHEMSTRIPS 7'S 100'S                                           *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Urine Strips         URINE STRIPS - DIASTIX 50'S                                  A4250            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Urine Strips         URINE STRIPS - KETO-DIASTIX 100'S                            A4250            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Urine Strips         URINE STRIPS - KETOSTIX 100'S                                A4250            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Urine Strips         URINE STRIPS - CLINISTIX 50'S                                A4250            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Urine Strips         URINE STRIPS - KETOSTIX 50'S                                 A4250            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Urine Strips         URINE STRIPS - KETO-DIASTIX 50'S                             A4250            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
Urine Strips         URINE STRIPS - CHEMSTRIP UGK 100'S                           A4250            *           *
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------
-------------------- ------------------------------------------------------------ ----------- ----------- ------------

* Confidential treatment requested. Portions of this document have been omitted by blocking out the relevant text pursuant to an Application for Confidential Treatment. Such blocked out omissions have been filed separately with the Securities and Exchange Commission. The Registrant shall furnish all omitted schedules and exhibits to this document upon the request of the Securities and Exchange Commission.